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EXHIBIT NO. 99.1: PRESS RELEASE OF ALCAN ALUMINIUM LIMITED, DATED APRIL 21,
2000

MONTREAL, CANADA - APRIL 21, 2000 - Alcan Aluminium Limited (NYSE,TSE : AL) advises that the applicable waiting period under U.S. antitrust regulations with respect to the proposed Alcan-algroup merger has expired. Consequently, there is no U.S. antitrust regulatory barrier to proceeding with the transaction. The proposed Alcan-algroup merger has already received approval from the European Commission, subject to a number of conditions as stated in their March 14th 2000 decision.

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MEDIA RELATIONS                     INVESTOR RELATIONS
Marc Osborne                        Alan G. Brown
(514) 848-1342                      (514) 848-8368


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